Exhibit 10.5

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED HEREBY OR ANY PORTION THEREOF OR INTEREST THEREIN MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

VOID AFTER 5:00 P.M., PACIFIC TIME ON JANUARY 30, 2018

WARRANT

Number:	RB1
Number of Shares:	[___]
Exercise Price:	$[____]

For the Purchase of
Shares of Common Stock, $.001 Par Value
Of
Medbox, Inc.
A Nevada Corporation

This Warrant is being issued in conjunction with a certain 10% Convertible Debenture Due January 30, 2016, (“Debenture”), issued on the date hereof to ______________ or its registered assigns (“Holder”).

THIS CERTIFIES THAT, for value received, Holder, as registered owner of this Warrant (“Warrant”), is entitled to at any time or from time to time after January 30, 2015 and before 5:00 P.M., Pacific Time, January 30, 2018, but not thereafter (the “Warrant Exercise Term”), to subscribe for, purchase and receive a number of fully paid and non-assessable shares of the common stock, $.001 par value (the “Common Stock”), of Medbox, Inc., a Nevada corporation (the “Company”), determined by dividing the Principal Amount of the applicable Debenture by a price (the “Reference Price”) equal to 120% of the last reported closing price of the Common Stock on the date hereof, at an exercise price equal to the applicable Reference Price (such price, being referred to herein as the “Exercise Price”), upon presentation and surrender of this Warrant and upon payment of the Exercise Price for such shares of the Common Stock to the Company at the principal office of the Company, but subject to the conditions set forth in the Statement of Rights; provided, however, that upon the occurrence of any of the events specified in the Statement of Rights, the rights granted by this Warrant shall be adjusted as therein specified. Payment of the Exercise Price may be made in cash, by cashier’s check, wire transfer or Cashless Exercise as provided in the Statement of Rights. Upon exercise of this Warrant, the form of election hereinafter provided for must be duly executed and the instructions for registration of the Common Stock acquired by such exercise must be completed. If the subscription rights represented hereby shall not be exercised at or before 5:00 P.M., Pacific Time, on January 30, 2018, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

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This Warrant may be exercised in accordance with its terms in whole or in part. In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the Holder a new Warrant of like tenor to this Warrant in the name of the Holder representing the number of shares with respect to which this Warrant shall not then have been exercised.

In no event shall this Warrant (or the shares of the Common Stock issuable upon full or partial exercise hereof) be offered or sold except in conformity with the Securities Act of 1933, as amended

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of January 30, 2015.

Medbox, Inc.
a Nevada corporation

By: Guy Marsala

Its: Chief Executive Officer

2

ANNEX A

STATEMENT OF RIGHTS OF WARRANT HOLDER

1.          Exercise of Warrant.

1.1           Cash Exercise. This Warrant may be exercised in whole or in part at any time or from time during the Warrant Exercise Term, by presentation and surrender hereof to the Company, with the Exercise Form annexed hereto duly executed and accompanied by payment by cashier’s check or wire transfer of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant and the Exercise Price at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

1.2           Cashless Exercise. At any time during the Warrant Exercise Term, the Holder may, at the Holder’s option, exchange, in whole or in part, this Warrant (a “Warrant Exchange”), into the number of Shares determined in accordance with this Section 1.2, by surrendering this Warrant at the principal office of the Company or at the office of its transfer agent, accompanied by a notice stating such Holder’s intent to effect such exchange, the number of shares subject to the Warrant to be so exchanged and the date on which the Holder requests that such Warrant Exchange occur (the “Notice of Exchange”). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the “Exchange Date”). Certificates for the shares of Common Stock issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor representing the shares which were subject to the surrendered Warrant and not included in the Warrant Exchange, shall be issued as of the Exchange Date and delivered to the Holder within three (3) trading days following the Exchange Date. In the event of an exercise pursuant to this Section 1.2, the number of Warrant Shares issued to the Holder shall be determined according to the following formula:

X =	Y(A-B)
A

Where:

X =	the number of Warrant Shares that shall be issued to the Holder;

ANNEX A - STATEMENT OF RIGHTS OF WARRANT HOLDER

Y =	the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price);

A =	the Market Price (as defined below) of one share of Common Stock, as of the date prior to the Exercise Date; and

B =	the Purchase Price then in effect.

“Market Price” at any date shall be deemed to be the last reported sale price, or, in case no such reported sales takes place on such day, the average of the last reported sales prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported by the Nasdaq Stock Market, Inc., or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq Stock Market, Inc., the closing bid price as furnished by (i) the National Quotation Bureau, Inc. is no longer reporting such information.

2.          Rights of the Holder and Exercise Limitation.

2.1           The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

2.2           The Company shall not effect any exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, the Holder (together with the Holder’s affiliates, and any persons acting as a group together with the Holder or any of the Holder’s affiliates) would beneficially own in excess of be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon such exercise of this Warrant by the Holder. For purposes of this Section 2.2, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  The Holder, upon not less than 61 days’ prior notice to the Company, may increase or decrease this beneficial ownership limitation, provided that the beneficial ownership limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant by the Holder. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company.

ANNEX A - STATEMENT OF RIGHTS OF WARRANT HOLDER

3.          Adjustments.

3.1           Reclassification, Etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification or change as if the Holder was the owner of the shares of Common Stock underlying the Warrant immediately prior to any such events at a price equal to the product of (x) the number of shares of Common Stock issuable upon exercise of the Holder’s Warrant and (y) the Exercise Price in effect immediately prior to the record date for such reclassification or change as if such Holder had exercised the Warrant.

3.2           Consolidation, Merger, Etc. In the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such consolidation, merger, sale or conveyance as if the Holder was the owner of the shares of Common Stock underlying the Warrant immediately prior to any such events at a price equal to the product of (x) the number of shares of Common Stock issuable upon exercise of the Holder’s Warrant and (y) the Exercise Price in effect immediately prior to the record date for such consolidation, merger, sale or conveyance as if such Holder had exercised the Warrant (the “Merger Right”). Notwithstanding the foregoing, in the case of any consolidation of the Company with, or merger of the Company into, a corporation affiliated with the Company or any of the Company’s officers or directors (such a corporation referred to herein as an “Affiliate”), or the sale or conveyance to an Affiliate of the property of the Company as an entirety, prior to the end of the Warrant Exercise Term, the Holder shall have the Merger Right.

3.3           Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time make any distribution of its assets to holders of its Common Stock as a liquidating or a partial liquidating dividend, then the Holder of the Warrant who exercises its Warrant after the record date for the determination of those holders of Common Stock entitled to such distribution of assets as a liquidating or partial liquidating dividend shall be entitled to receive for the Warrant Price per Warrant, in addition to each share of Common Stock, the amount of such distribution (or, at the option of the Company, a sum equal to the value of any such assets at the time of such distribution as determined by the Board of Directors of the Company in good faith) which would have been payable to such Holder had he been the holder of record of the Common Stock receivable upon exercise of his Warrant on the record date for the determination of those entitled to such distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this subsection 3.3.

ANNEX A - STATEMENT OF RIGHTS OF WARRANT HOLDER

4. Notices to Warrant Holders. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten (10) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

5.          Officer’s Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment, and shall provide such officer’s certificate to the Holder hereof. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

6.          Restrictions on Transfer. The Holder of this Warrant, by acceptance thereof, agrees that, absent an effective notification under Regulation A or registration statement, in either case under the Securities Act of 1933 (the “Act”), covering the disposition of this Warrant or the Common Stock issued or issuable upon exercise hereof, such Holder will not sell or transfer any or all of this Warrant or such Common Stock without first providing the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. Such Holder agrees that the Company may issue instructions to its transfer agent to place, or may itself place, a “stop order” on transfers with respect to the Warrant and Common Stock and that the certificates evidencing the Warrant and Common Stock which will be delivered to such Holder by the Company shall bear substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT’) AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED HEREBY OR ANY PORTION THEREOF OR INTEREST THEREIN MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

ANNEX A - STATEMENT OF RIGHTS OF WARRANT HOLDER

Each Holder of this Warrant, at the time all or a portion of such Warrant is exercised, agrees to make such written representations to the Company as counsel for the Company may reasonably request, in order that the Company may be reasonably satisfied that such exercise of the Warrant and consequent issuance of Common Stock will not violate the registration and prospectus delivery requirements of the Act, or other applicable state securities laws.

7.          Expenses and Procedures of Registration.

(A)         Expenses of Registration. All registration expenses (exclusive of underwriting discounts and commissions) shall be borne by the Company. Each Holder and Warrant Share Holder shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Warrant Shares sold by such Holder.

(B)         Registration Procedures. In the case of the registration, qualification or compliance effected by the Company pursuant to Section 7 hereof, the Company will keep the Holders of Warrant Shares advised as to the initiation of registration, qualification and compliance and as to the completion thereof. At its expense, the Company will furnish such number of prospectuses and other documents incident thereto as the Holders or underwriters from time to time may reasonably request.

(C)         Information. The Company may require each seller of Warrant Shares as to which any registration is being effected to furnish such information regarding the distribution of such Warrant Shares as the Company may from time to time reasonably request and the Company may exclude from such registration the Warrant Shares of any seller who unreasonably fails to furnish such information after receiving such request.

(D)         Blue Sky. The Company will, as expeditiously as possible, use its best efforts to register or qualify the Warrant Shares covered by a registration statement at the expense of the Company in such jurisdictions as the Holders of such Warrant Shares or, in the case of an underwritten public offering, the managing underwriter shall reasonably request at the expense of the Holders of the Warrant Shares being registered provided that the Company shall not be required in connection with any such registration or qualification or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to take any action which would subject it to taxation or service of process in any jurisdiction where it is not otherwise subject to such taxation or service of process.

(E)         Notification of Material Events. The Company will, as expeditiously as possible, immediately notify each Holder of Warrant Shares under a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, as expeditiously as possible, amend or supplement such prospectus to eliminate the untrue statement or the omission.

ANNEX A - STATEMENT OF RIGHTS OF WARRANT HOLDER

(F)         Opinions. The Company will use its best efforts (if the offering is underwritten) to furnish, at the request of any Holder of Warrant Shares, on the date that Warrant Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such holder, stating that such registration statement has become effective under the Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Act (except that such counsel need express no opinion as to financial statements and financial and statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such holder or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such holder, stating that they are independent public accountants within the meaning of the Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or holder may reasonably request.

8.          Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

9.          Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

10.         Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.

ANNEX A - STATEMENT OF RIGHTS OF WARRANT HOLDER

11.         Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12.         Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the laws of California.

ANNEX A - STATEMENT OF RIGHTS OF WARRANT HOLDER

ANNEX B

FORM TO BE USED TO EXERCISE WARRANT

TO: Medbox, Inc.

DATE:

The Undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ______ shares of the Common Stock of the Company called for thereby, and hereby makes payment by:

(check one)

☐           Cashier's check of $______ (at the rate of $.001 per share of Common Stock) in payment of the Exercise Price pursuant thereto; or

☐           Cashless Exercise.

Please issue the shares of Common Stock as to which this Warrant is exercised in the name of:

(Name)

(Address)

(Taxpayer Number)

and if said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, issue a new Warrant Certificate for the balance remaining of such Warrants to the undersigned at the address stated below.

Name of Holder:

(Please Print)

Signature:

(Address)

NOTICE: The signature to the form to exercise must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

ANNEX B - FORM TO BE USED TO EXERCISE WARRANT

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